UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2012, at the Annual Meeting of Stockholders (the “Annual Meeting”) of CoStar Group, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the CoStar Group, Inc. 2007 Stock Incentive Plan (as amended, the “2007 Plan”) to increase the maximum number of shares of the Company's common stock that may be issued under the 2007 Plan by 900,000 shares and approved the qualifying performance criteria under the 2007 Plan. The Board of Directors of the Company (the “Board of Directors”) had previously adopted and approved the Amendment on April 2, 2012, subject to stockholder approval. The foregoing summary of the 2007 Plan Amendment is qualified in its entirety by reference to the complete text of the 2007 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2012, the Company amended its Restated Certificate of Incorporation to increase the authorized shares of common stock from 30,000,000 shares to 60,000,000 shares. The amendment became effective by filing an Amended and Restated Certificate of Incorporation with the State of Delaware on June 5, 2012 following stockholder approval, as discussed further below under Item 5.07. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our proxy statement dated April 25, 2012, were submitted to a vote of the stockholders of the Company at the Company's 2012 Annual Meeting held on June 5, 2012. The final voting results are as follows:

(1)
The following nominees were elected to our Board to serve until the next annual meeting of the Company's stockholders or until his successor is elected and qualified: Michael R. Klein, Andrew C. Florance, David Bonderman, Michael J. Glosserman, Warren H. Haber, Christopher J. Nassetta and David J. Steinberg.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael R. Klein	17,765,960	5,936,647	534,871
Andrew C. Florance	19,429,588	4,273,019	534,871
David Bonderman	9,032,956	14,669,651	534,871
Michael J. Glosserman	17,998,366	5,704,241	534,871
Warren H. Haber	19,429,616	4,272,991	534,871
Christopher J. Nassetta	15,893,952	7,808,655	534,871
David J. Steinberg	19,429,646	4,272,961	534,871

The Board notes and is taking into consideration the votes withheld from David Bonderman.

(2)
The amendment to the CoStar Group, Inc. Restated Certificate of Incorporation to increase the authorized shares of common stock from 30,000,000 shares to 60,000,000 shares was approved upon the following vote:

Votes For	22,329,112
Votes Against	1,906,498
Abstentions	1,868
Broker Non-Votes	−

(3)	The qualifying performance criteria under the CoStar Group, Inc. 2007 Stock Incentive Plan (as amended, the “2007 Plan”) was approved upon the following vote:

Votes For	23,378,695
Votes Against	320,805
Abstentions	3,107
Broker Non-Votes	534,871

(4)	The amendment to the 2007 Plan to increase the maximum number of shares of common stock that may be issued under that Plan by 900,000 shares was approved upon the following vote:

Votes For	21,320,809
Votes Against	2,354,391
Abstentions	27,407
Broker Non-Votes	534,871

(5)	The appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified upon the following vote:

Votes For	24,121,367
Votes Against	115,031
Abstentions	1,080

(6)	The advisory resolution on executive compensation was approved upon the following vote:

Votes For	23,112,275
Votes Against	588,021
Abstentions	2,311
Broker Non-Votes	534,871

Item 9.01. Financial Statements and Exhibits.

Exhibit No.        Description

Exhibit 3.1        CoStar Group, Inc. Amended and Restated Certificate of Incorporation, dated June 5, 2012
Exhibit 10.1        CoStar Group, Inc. 2007 Stock Incentive Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 8, 2012	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 3.1        CoStar Group, Inc. Amended and Restated Certificate of Incorporation, dated June 5, 2012
Exhibit 10.1        CoStar Group, Inc. 2007 Stock Incentive Plan, as amended